EXHIBIT B

                            FORM OF TERM LOAN NOTE

$427,000                                                    September __, 1997
                                                            New York, New York


            SONICS & MATERIALS, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of BROWN BROTHERS HARRIMAN & CO. (the "Lender") the principal amount of FOUR HUNDRED TWENTY SEVEN THOUSAND DOLLARS ($427,000) on the dates and in the principal amounts provided in the Credit Agreement referred to below. The Company also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rate and on such dates as provided in the Credit Agreement. All such principal and interest shall be payable in lawful money of the United States of America in same day funds at the office of the Lender.

            This Note is the Term Loan Note referred to in the Credit Agreement dated of even date hereof (the "Credit Agreement") between the Company and the Lender, and is entitled to the benefits thereof. Capitalized terms used but not defined herein have the meanings specified in the Credit Agreement.

            The Lender is hereby authorized by the Company to endorse on the schedule (or a continuation thereof) attached hereto, the date and amount of each payment or prepayment of principal of such Term Loan received by the Lender, provided that any failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Company under the Credit Agreement or this Note in respect of the Term Loan evidenced hereby. This
Note is subject to prepayment and its maturity is subject to acceleration upon the terms provided in the Credit Agreement.

            The Company hereby waives presentment, demand, protect or notice of any kind in connection with this Note.

            THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                              SONICS & MATERIALS, INC.


                              By:  ______________________________
                                    Name:
                                    Title:

                                   Schedule


Payments or
Prepayments of                      Balance                       Notation
Principal                           Outstanding                   Made By

                                TERM LOAN NOTE

$427,000                                                    September __, 1997
                                                            New York, New York


            SONICS & MATERIALS, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of BROWN BROTHERS HARRIMAN & CO. (the "Lender") the principal amount of FOUR HUNDRED TWENTY SEVEN THOUSAND DOLLARS ($427,000) on the dates and in the principal amounts provided in the Credit Agreement referred to below. The Company also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rate and on such dates as provided in the Credit Agreement. All such principal and interest shall be payable in lawful money of the United States of America in same day funds at the office of the Lender.

            This Note is the Term Loan Note referred to in the Credit Agreement dated of even date hereof (the "Credit Agreement") between the Company and the Lender, and is entitled to the benefits thereof. Capitalized terms used but not defined herein have the meanings specified in the Credit Agreement.

            The Lender is hereby authorized by the Company to endorse on the schedule (or a continuation thereof) attached hereto, the date and amount of each payment or prepayment of principal of such Term Loan received by the Lender, provided that any failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Company under the Credit Agreement or this Note in respect of the Term Loan evidenced hereby. This
Note is subject to prepayment and its maturity is subject to acceleration upon the terms provided in the Credit Agreement.

            The Company hereby waives presentment, demand, protect or notice of any kind in connection with this Note.

            THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                              SONICS & MATERIALS, INC.


                              By:  ______________________________
                                    Name:
                                    Title:

                                   Schedule


Payments or
Prepayments of                      Balance                       Notation
Principal                           Outstanding                   Made By